UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2019

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated July 31, 2019, a copy of which is furnished as Exhibit 99.1 to this report, The Cheesecake Factory Incorporated (the “Company”) reported financial results for the second quarter of fiscal 2019, which ended on July 2, 2019.

ITEM 7.01           REGULATION FD DISCLOSURE.

The following information is furnished under Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a separate press release also dated July 31, 2019, a copy of which is furnished as Exhibit 99.2 to this report, the Company reported the acquisitions of the North Italia concept and Fox Restaurant Concepts, LLC.

On July 31, 2019, the Company posted an updated Investor Presentation on the Company’s Investor Relations website at investors.thecheesecakefactory.com. A copy of the presentation is furnished as Exhibit 99.3 to this report.

Also on July 31, 2019, the Company posted a presentation related to the North Italia and Fox Restaurant Concepts acquisitions on the Company’s Investor Relations website at investors.thecheesecakefactory.com. A copy of the presentation is furnished as Exhibit 99.4 to this report.

ITEM 8.01         OTHER EVENTS.

On July 25, 2019 the Board of Directors of the Company declared a quarterly cash dividend of $0.36 per share which will be paid on August 27, 2019 to the stockholders of record of each share of the Company’s common stock at the close of business on August 14, 2019. Future dividends, if any, will be subject to Board approval.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

99.1	Press release dated July 31, 2019 entitled, “The Cheesecake Factory Reports Results for Second Quarter of Fiscal 2019”

99.2	Press release dated July 31, 2019, entitled “The Cheesecake Factory to Acquire Fox Restaurant Concepts and Remaining Interest in North Italia”

99.3	The Cheesecake Factory Investor Presentation July 2019

99.4	The Cheesecake Factory North Italia and Fox Restaurant Concepts Acquisitions Presentation July 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2019	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer